UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2023

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FAT	The Nasdaq Stock Market LLC
Class B Common Stock	FATBB	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Class A Common Stock	FATBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 25, 2023, FAT Brands Inc. (the “Company”) acquired the Smokey Bones Bar & Fire Grill restaurant chain (“Smokey Bones”) from Barbeque Holding, LLC (the “Seller”), an affiliate of Sun Capital Partners, Inc., pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) dated September 25, 2023. Pursuant to the Purchase Agreement, the Company acquired all of the outstanding equity interests of Smokey Bones from the Seller for a purchase price of $30,000,000, subject to certain adjustments, which was paid by the Company in cash at closing. The parties agreed following the closing to cooperate to finalize certain customary adjustments to the purchase price with respect to working capital. The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by this reference. The Purchase Agreement has been filed to provide stockholders of the Company with information regarding its terms and is not intended to provide any other information about the Company, Smokey Bones or Seller. The Purchase Agreement contains representations and warranties by the Company, Smokey Bones and Seller which were made solely for the benefit of the other parties to the Purchase Agreement and (i) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other parties in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies, and creates exceptions to the representations, warranties, and covenants set forth in the Purchase Agreement, (ii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder of the Company may view as material, and (iii) may have been made only as of the date of the Purchase Agreement or as of another date specified in the Purchase Agreement. Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, if at all. Accordingly, stockholders of the Company should not rely upon representations and warranties of the parties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Seller or Smokey Bones.

Item 7.01 Regulation FD Disclosure.

On September 25, 2023, the Company issued a press release announcing that it has acquired the Smokey Bones Bar & Fire Grill restaurant chain. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the attached Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K, including exhibits filed or furnished herewith, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company following the acquisition of Smokey Bones, including expectations of changes in the Company’s adjusted EBITDA, and the Company’s ability to conduct future accretive and successful acquisitions. Forward-looking statements reflect the Company’s expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, the Company’s ability to successfully integrate and exploit the synergies of the acquisition of Smokey Bones, and the Company’s ability to grow and expand sales and earnings following the acquisition. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company will file the financial statements of Smokey Bones as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The Company will file pro forma financial information as an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits

Exhibit	Description
2.1 *	Stock Purchase Agreement, dated as of September 25, 2023, by and between FAT Brands Inc. and Barbeque Holding, LLC
99.1	Press release of FAT Brands Inc., dated September 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the Securities and Exchange Commission; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 25, 2023

FAT Brands Inc.

By:	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer